Exhibit (n)(4)

FORM OF

SCHEDULE I, DATED ________, 200_, TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY FUNDS WITH RETAIL, RETIREMENT AND/OR ADVISOR CLASSES, DATED MARCH __, 200_

FIDELITY CAPITAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Disciplined Equity Fund:
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none

FIDELITY DEVONSHIRE TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Equity-Income Fund
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none
Fidelity Series All-Sector Equity Fund
Retail Class	none	none	none
Class F	none	none	none
Fidelity Series Large Cap Value Fund
Retail Class	none	none	none
Class F	none	none	none

FIDELITY INVESTMENT TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Diversified International Fund
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none
Fidelity Overseas Fund
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none
Fidelity Europe Fund
Retail Class	none	none	none
Class F	none	none	none
Fidelity Japan Fund
Retail Class	none	none	none
Class F	none	none	none
Fidelity Southeast Asia Fund
Retail Class	none	none	none
Class F	none	none	none
Fidelity Series Emerging Markets Fund
Retail Class	none	none	none
Class F	none	none	none

FIDELITY MT. VERNON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Growth Company Fund
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Blue Chip Growth Fund
Retail Class	none	none	none
Class K	none	none	none
Class F	none	none	none
Fidelity Small Cap Growth Fund
Fidelity Small Cap Growth*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Class F	none	none	none
Fidelity Small Cap Value Fund
Fidelity Small Cap Value*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Class F	none	none	none
Fidelity Small Cap Opportunities Fund
Retail Class	none	none	none
Class F	none	none	none

FIDELITY SUMMER STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Capital & Income Fund	none	none	none
Retail Class	none	none	none
Class F	none	none	none
Fidelity High Income Fund	none	none	none
Retail Class	none	none	none
Class F	none	none	none

* A retail class

** Class A purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

*** Class T purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.